UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2019

WESTERN MIDSTREAM OPERATING, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

 1201 Lake Robbins Drive
The Woodlands, Texas 77380
(Address of principal executive office) (Zip Code)

(832) 636-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

On December 31, 2019 (the “Effective Date”), Western Midstream Partners, LP (“WES”) and certain of its subsidiaries, including the registrant, Western Midstream Operating, LP (“OLP”), and its general partner, Western Midstream Operating GP, LLC (the “Operating GP”), entered into the below-described agreements with Occidental Petroleum Corporation (“Occidental”) and/or certain of its subsidiaries, including Anadarko Petroleum Corporation (“Anadarko”), an indirect wholly-owned subsidiary of Occidental, which indirectly holds 100% of the outstanding common stock of Western Gas Resources, Inc. (“WGR”), which is the sole member of Western Midstream Holdings, LLC, WES’s general partner (the “General Partner”). The OLP also entered into the below-described amendments to its debt agreements.

Item 1.01 Entry Into a Material Definitive Agreement.

Services, Secondment and Employee Transfer Agreement

On the Effective Date, Occidental, Anadarko and the Operating GP, a wholly owned subsidiary of WES, entered into an amended and restated Services, Secondment and Employee Transfer Agreement (the “Services Agreement”), pursuant to which Occidental, Anadarko, and their subsidiaries (the “Anadarko Entities”) (i) will continue to provide certain administrative and operational services to WES and its subsidiaries and (ii) second certain personnel employed by the Anadarko Entities to the Operating GP, in exchange for which the Operating GP will pay a monthly secondment and shared services fee to Anadarko. The Services Agreement also includes provisions governing the transfer of certain employees to WES and its subsidiaries and the assumption by WES and its subsidiaries of certain liabilities relating to those employees upon their transfer.

The foregoing description of the Services Agreement is qualified in its entirety by reference to the full text of the Services Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

WES RCF Amendment

On the Effective Date, the OLP entered into an amendment (the “WES RCF Amendment”) to its senior unsecured revolving credit agreement, dated February 15, 2018, among itself, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (as amended on December 19, 2018, the “WES RCF”), to, among other things, (i) effective on February 14, 2020, exercise the OLP’s final one-year extension option to extend the maturity date of the WES RCF to February 14, 2025, and (ii) modify the change of control provisions to provide, among other things, that, subject to certain conditions, if the limited partners of WES elect to remove the General Partner as the general partner of WES in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of Western Midstream Partners, LP, dated as of December 31, 2019 (the “Second Amended and Restated Partnership Agreement”), then such removal will not constitute a change of control under the WES RCF.

The foregoing description of the WES RCF Amendment is qualified in its entirety by reference to the WES RCF Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

WES Term Loan Credit Agreement Amendment

On the Effective Date, the OLP entered into an amendment (the "Term Loan Amendment") of its $3.0 billion senior unsecured term loan credit agreement, dated December 19, 2018, among itself, Barclays Bank PLC, as administrative agent, and the lenders party thereto (as amended on July 1, 2019, the “Term Loan Credit Agreement”), to, among other things, modify the change of control provisions to provide, among other things, that, subject to certain conditions, if the limited partners of WES elect to remove the General Partner as the general partner of WES in accordance with the terms of the Second Amended and Restated Partnership Agreement, then such removal will not constitute a change of control under the Term Loan Credit Agreement.

The foregoing description of the Term Loan Amendment is qualified in its entirety by reference to the Term Loan Amendment, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Relationships

Certain of the lenders under the WES RCF and the Term Loan Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial, and investment banking services for the OLP, for which they received or may receive customary fees and expenses. Certain affiliates of such lenders have acted, and may in the future act, as underwriters of certain of the OLP’s debt and equity issuances.

In connection with entry by WES or its respective subsidiaries into, among other agreements, the Services Agreement, the Termination Agreements (defined below), and the OLP Omnibus Termination Agreement (defined below, and collectively, the “Related-Party Agreements”), the Special Committee (the “WES Special Committee”) of the Board of Directors (the “Board”) of the General Partner, which is a committee comprised solely of independent members of the Board, by unanimous vote, and after retaining independent legal and financial advisors to assist it in evaluating and negotiating the Related-Party Agreements, (i) determined that the Related-Party Agreements are in the best interests of WES and its limited partners, (ii) approved the Related-Party Agreements (the foregoing constituting Special Approval, as defined in WES’s Second Amended and Restated Partnership Agreement), and (iii) resolved to recommend to the Board the approval of the Related-Party Agreements and the transactions contemplated thereby. Upon the receipt of such approvals and recommendation of the WES Special Committee, the Board, by unanimous written consent, (i) determined that the Related-Party Agreements are advisable and in the best interests of WES, and (ii) approved the Related-Party Agreements and the transactions contemplated thereby.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Certain Indemnification Agreements

Each of WGR, WGR Asset Holding Company LLC, an indirect subsidiary of Anadarko (“WGRAH”), Kerr-McGee Worldwide Corporation, an indirect subsidiary of Anadarko (“KMWC”), and APC Midstream Holdings, LLC, an indirect subsidiary of Anadarko (“APMCH”), entered into an agreement (each a “Termination Agreement” and, collectively, the “Termination Agreements”) with the Operating GP pursuant to which the obligations of WGR, WGRAH, KMWC, and APMCH to indemnify the Operating GP with respect to certain claims made against the Operating GP related to certain indebtedness incurred by the OLP as provided in that certain indemnification agreement between the Operating GP and WGR, dated as of March 14, 2016, that certain indemnification agreement between the Operating GP and WGRAH, dated as of February 28, 2019, that certain indemnification agreement between the Operating GP and KMWC, dated as of March 14, 2016, and that certain indemnification agreement between the Operating GP and APMCH, dated as of March 3, 2014, respectively, (each an “Indemnification Agreement” and, collectively, the “Indemnification Agreements”) were terminated.

Termination of Omnibus Agreements

On the Effective Date, the OLP, the Operating GP, and Anadarko entered into an agreement (the “OLP Omnibus Termination Agreement”) pursuant to which the parties thereto agreed to terminate that certain omnibus agreement, dated as of May 14, 2008, by and among the OLP, the Operating GP, and Anadarko, and to release each party’s obligations thereunder.
The foregoing descriptions of the Indemnification Agreements and the OLP Omnibus Termination Agreement are qualified in their entirety by reference to (i) the full text of the Indemnification Agreements, which are filed as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, hereto, and (ii) the OLP Omnibus Termination Agreement, which is filed as Exhibit 10.8 hereto, all of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the headings “WES RCF Amendment” and “WES Term Loan Credit Agreement Amendment” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Amended and Restated Services, Secondment and Employee Transfer Agreement, by and between Occidental Petroleum Corporation, Anadarko Petroleum Corporation and Western Midstream Operating GP, LLC, dated as of December 31, 2019 (incorporated by reference to Exhibit 10.2 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.2
Second Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 31, 2019, among Western Midstream Operating, LP, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.3
Second Amendment to Term Loan Credit Agreement, dated as of December 31, 2019, among Western Midstream Operating, LP, as the Borrower, Barclays Bank PLC, as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.4 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.4
Letter Agreement, by and between Western Gas Resources, Inc. and Western Midstream Operating GP, LLC, dated as of December 31, 2019 (incorporated by reference to Exhibit 10.5 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.5
Letter Agreement, by and between WGR Asset Holding Company LLC and Western Midstream Operating GP, LLC, dated as of December 31, 2019 (incorporated by reference to Exhibit 10.6 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.6
Letter Agreement, by and between Kerr-McGee Worldwide Corporation and Western Midstream Operating GP, LLC, dated as of December 31, 2019 (incorporated by reference to Exhibit 10.7 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.7
Letter Agreement, by and between APC Midstream Holdings, LLC and Western Midstream Operating GP, LLC, dated as of December 31, 2019 (incorporated by reference to Exhibit 10.8 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

10.8
Omnibus Termination Letter Agreement, by and between Western Midstream Operating, LP, Western Midstream Operating GP, LLC and Anadarko Petroleum Corporation, dated as of December 31, 2019 (incorporated by reference to Exhibit 10.10 to Western Midstream Partners, LP’s Current Report on Form 8-K filed on January 6, 2020, File No. 001-35753).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM OPERATING, LP

		By:	Western Midstream Operating GP, LLC, its general partner

Dated:	January 6, 2020	By:	/s/ Michael P. Ure
Michael P. Ure President and Chief Executive Officer

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